UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2012

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17383 Sunset Boulevard, Suite A310, Pacific Palisades, CA 90272

(Address of Principal Executive Offices/Zip Code)

(213) 745-2123

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Witten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Gary Klein

On November 29, 2012, the Board of Directors of Sequential Brands Group, Inc. (the “Company”) appointed Gary Klein, age 36, as the Company’s new Chief Financial Officer for a term of three years. Mr. Klein, until his appointment, served as the Vice President of Finance at Iconix Brand Group, Inc. (NASDAQ:ICON) (“Iconix”) since 2008. Mr. Klein joined Iconix in 2005, and during his seven year tenure was regularly involved in matters relating to financial planning and analysis, reporting and accounting, corporate finance, investor relations, mergers and acquisitions and the Company’s management information systems. From February 2005 to December 2005, Mr. Klein served at TV Guide Publishing Group as the Director of Financial Planning and Analysis and from May 2001 to February 2005, Mr. Klein served as Finance Manager at Columbia House, one of the world’s largest licensees of content for music and film.   Prior to that time, Mr. Klein served at Office.com as a senior accountant and at Rosen, Seymour, Shapps, Martin & Co., a public accounting firm, as a staff accountant.  Mr. Klein earned a bachelor’s degree in accounting from the University at Albany in 1998.

During the term of his employment, Mr. Klein will receive a base salary of $250,000 per annum, which is subject to increase, and he will be eligible to receive an annual cash performance bonus of up to 50% of his base salary based on the attainment of certain EBITDA targets to be agreed upon by the Company and Mr. Klein. Mr. Klein will also receive a signing bonus of $20,000 and 80,000 shares of restricted stock, 25% of which will vest upon the execution of a definitive employment agreement between the Company and Mr. Klein, with the remaining shares vesting in equal installments on each of the first, second and third anniversaries of Mr. Klein’s start date. In the event of a change of control of the Company, all unvested shares of restricted stock will immediately vest.

Item 7.01. Regulation FD Disclosure.

On December 3, 2012, the Company issued a press release announcing Mr. Klein’s appointment.

The news release issued on December 3, 2012 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press Release dated December 3, 2012 issued by Sequential Brands Group, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: December 3, 2012	By:	/s/ Yehuda Shmidman
Yehuda Shmidman
Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated December 3, 2012 issued by Sequential Brands Group, Inc.

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